SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2010

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York 14203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On November 1, 2010, M&T Bank Corporation (“M&T”) and Wilmington Trust Corporation (“Wilmington Trust”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of October 31, 2010, by and among M&T, Wilmington Trust and MTB One, Inc., a Delaware corporation and wholly owned subsidiary of M&T. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits

(d)      Exhibits.

           The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press release dated November 1, 2010.

Forward-Looking Statements

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions.  Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may”, or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in M&T’s and Wilmington Trust’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Wilmington Trust stockholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the M&T and Wilmington Trust businesses or fully realizing cost savings and other benefits; business disruption following the merger;  changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additional Information

In connection with the proposed merger, M&T will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Wilmington Trust and a Prospectus of M&T, as well as other relevant documents concerning the proposed transaction.  INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about M&T and Wilmington Trust at the SEC’s Internet site (http://www.sec.gov).  You will also be able to obtain these documents, free of charge, at http://www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” and then under “SEC Filings.”  Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5138.

M&T and Wilmington Trust and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wilmington Trust in connection with the proposed merger.  Information about the directors and executive officers of M&T is set forth in the proxy statement for M&T’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 5, 2010.  Information about the directors and executive officers of Wilmington Trust is set forth in the proxy statement for Wilmington Trust’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on February 22, 2010.  Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, M&T Bank Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer

Date: November 1, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 1, 2010.